UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 15, 2022

CANNAE HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-38300	82-1273460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 Village Center Circle

Las Vegas, Nevada 89134

(Addresses of principal executive offices)

(702) 323-7330

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Cannae Common Stock, $0.0001 par value	CNNE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 15, 2022 (the “Closing Date”), Black Knight, Inc., a Delaware corporation (“Black Knight”), through Optimal Blue I, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Black Knight (“Optimal Blue I”), completed its acquisition of all of the issued and outstanding equity interests of Optimal Blue Holdco, LLC, a Delaware limited liability company and a subsidiary of Black Knight (“Optimal Blue Holdco”), owned by (i) Cannae Holdings, LLC, a Delaware limited liability company and subsidiary of Cannae Holdings, Inc. (“Cannae”) and (ii) certain investment entities affiliated with Thomas H. Lee Partners, L.P. (collectively, “THL”) (such transaction, the “Transaction”), pursuant to that certain Purchase Agreement (the “Purchase Agreement”), dated as of February 15, 2022, by and among Black Knight, Optimal Blue I, Cannae, THL, Optimal Blue Holdco and Black Knight Technologies, LLC a Delaware limited liability company and a wholly-owned subsidiary of Black Knight (“Black Knight Tech”). In conjunction with the Transaction, Cannae received aggregate consideration of (y) $144,500,000 in cash and (z) 21,825,816 shares of common stock, par value $0.0001 per share, of Dun & Bradstreet Holdings, Inc., a Delaware corporation (“DNB”). The number of shares of DNB common stock paid to Cannae in connection with the Transaction was determined based on the 20-day VWAP trading price of DNB for the period ending on February 14, 2022. Following the consummation of the Transaction, Cannae, no longer has any ownership interest in the Class A Units of Optimal Blue Holdco.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information described in Item 1.01 above relating to the Transaction is incorporated herein by reference into this Item 2.01.

Item 8.01.	Other Events.

On February 15, 2022, Cannae Holdings, Inc. issued a press release announcing the completion of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

Unaudited pro forma financial information of Cannae giving effect to the Transaction is attached hereto as Exhibit 99.2.

(d) Exhibits

Exhibit Number	Description

2.1	Purchase Agreement, dated as of February 15, 2022, by and among Black Knight, Optimal Blue I, Cannae, THL, Optimal Blue Holdco and Black Knight Tech

99.1	Press Release issued February 15, 2022

99.2	Unaudited pro forma financial information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannae Holdings, Inc.

Date: February 17, 2022	By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	Executive Vice President, General Counsel and Corporate Secretary